                         PRO FORMA FINANCIAL STATEMENTS

     The following table sets forth selected pro forma financial information and other data of the Indiana and Kentucky systems and pro forma adjusted financial information for the Indiana and Kentucky systems which have been adjusted to illustrate the estimated effects of the following transactions as if they had occurred on January 1, 1998:

     o the formation of Insight Indiana and related contributions of systems by affiliates of AT&T Broadband & Internet Services and Insight Communications on October 31, 1998;

     o the acquisition by Insight Midwest of the Kentucky systems;

     o our receipt of the net proceeds from the sale of the notes; and

     o the application of the net proceeds from this offering to repay the subordinated term loans of Insight Kentucky.

     The pro forma statement of operations does not purport to be indicative of what our results of operations would actually have been had the above transactions been completed on the dates indicated or to project our results of operations for any future date. When you read the pro forma statement of operations, it is important that you read along with it our combined historical financial statements and related notes, and the historical financial statements and related notes of the TCI Insight Systems, which are the systems contributed to Insight Indiana by affiliates of AT&T Broadband & Internet Services, TCI IPVI Systems, which are the Kentucky systems prior to April 30, 1998, and InterMedia Capital Partners VI, L.P., which are the Kentucky systems subsequent to April 30, 1998, which are included elsewhere in this offering memorandum.

     The data included in the pro forma statement of operations for the six months ended June 30, 1999 under the column heading "Indiana (as reported)" represents the operating results of Insight Indiana for the six months ended June 30, 1999. The data included in the pro forma statement of operations for the six months ended June 30, 1999 under the column heading "Kentucky (as reported)" represents the operating results of InterMedia Capital Partners VI, L.P. for the six months ended June 30, 1999.

     The data included in the pro forma statement of operations for the year ended December 31, 1998 under the column headings "Noblesville, Jeffersonville, Lafayette Systems 1/1/98 through 10/31/98," "TCI Insight Systems 1/1/98 through 10/31/98," "Insight Indiana Systems 11/1/98 through 12/31/98" and "Kentucky (as reported)" represent:

     o Noblesville, Jeffersonville, Lafayette Systems 1/1/98 through 10/31/98:

          o ten months of operating results of the Insight Systems contributed to Insight Indiana.

     o TCI Insight Systems 1/1/98 through 10/31/98:

          o ten months of operating results of the TCI Insight Systems contributed to Insight Indiana which includes ten months of the Evansville and Jasper systems acquired by Insight Communications from affiliates of AT&T Broadband & Internet Services and contributed to Insight Indiana.

     o Insight Indiana Systems 11/1/98 through 12/31/98:

          o two months of operating results of the Insight Indiana Systems from the date of the LLC's inception (November 1, 1998) through December 31, 1998, which includes the Noblesville, Jeffersonville and Lafayette systems and the TCI Insight systems.

     o Kentucky (as reported):

          o the operating results of the TCI IPVI Systems for the period from January 1, 1998 through April 30, 1998 and the operating results of InterMedia Capital Partners VI, L.P. for the period from April 30, 1998 through December 31, 1998.

     The data included in the pro forma balance sheet as of June 30, 1999 under the column heading "Kentucky (as reported)" represents the assets and liabilities of InterMedia Capital Partners VI, L.P.

     The financial data of the Kentucky systems represents the combination of the results of TCI IPVI Systems from January 1, 1998 through April 30, 1998 and InterMedia Capital Partners VI, L.P. from April 30, 1998 through December 31, 1998. The combination of the two periods is not necessarily indicative of what the results of InterMedia Capital Partners VI, L.P. or TCI IPVI would have been for the 1998 calendar year.

                             INSIGHT MIDWEST, L.P.

                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                 (IN THOUSANDS)

                                                   INDIANA                           INDIANA          KENTUCKY
                                                 (AS REPORTED)     ADJUSTMENTS     (AS ADJUSTED)     (AS REPORTED)   ADJUSTMENTS
                                                 -------------     -----------     -------------     -------------   -----------
Revenues.....................................      $  71,744         $    --         $  71,744         $ 103,532      $      --
Costs & expenses:
  Programming and other operating costs......         20,177              --            20,177            34,260             --
  Selling, general and administrative........         15,865              --            15,865            23,286             --
  Depreciation and amortization..............         43,440              --            43,440            60,314          9,382 (A)
                                                   ---------         -------         ---------         ---------      ---------
Operating loss...............................         (7,738)             --            (7,738)          (14,328)        (9,382)
Other income (expenses):
  Gain on cable system exchange..............          3,900          (3,900)(B)            --             5,013         (5,013)(B)
  Interest income (expense)..................        (16,767)             --           (16,767)          (28,306)            --
  Other income (expense).....................             21              --                21               233             --
                                                   ---------         -------         ---------         ---------      ---------
Income (loss) from continuing operations.....      $ (20,584)        $(3,900)        $ (24,484)        $ (37,388)     $ (14,395)
                                                   ---------         -------         ---------         ---------      ---------
                                                   ---------         -------         ---------         ---------      ---------
                                                KENTUCKY                         OTHER
                                               (AS ADJUSTED)     SUB TOTAL     ADJUSTMENTS      TOTAL
                                               -------------     ---------     -----------     --------
Revenues.....................................    $ 103,532       $175,276        $    --       $175,276
Costs & expenses:
  Programming and other operating costs......       34,260         54,437             --         54,437
  Selling, general and administrative........       23,286         39,151             --         39,151
  Depreciation and amortization..............       69,696        113,136             --        113,136
                                                 ---------       ---------       -------       --------
Operating loss...............................      (23,710)       (31,448)            --        (31,448)
Other income (expenses):
  Gain on cable system exchange..............           --             --             --             --
  Interest income (expense)..................      (28,306)       (45,073)        (2,584)(C)    (47,895)
                                                                                    (238)(D)
  Other income (expense).....................          233            254             --            254
                                                 ---------       ---------       -------       --------
Income (loss) from continuing operations.....    $ (51,783)      $(76,267)       $(2,822)      $(79,089)
                                                 ---------       ---------       -------       --------
                                                 ---------       ---------       -------       --------

NOTES TO PRO FORMA STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30,
1999

 (A) Includes additional amortization related to step-up in value of the intangible assets of the Kentucky systems of $281.4 million over a period of fifteen years. Such amortization schedule is applied based upon the recently rebuilt system plant coupled with the remaining attractive terms of the franchises, in addition to the lack of competition. The preliminary purchase price has been allocated to franchise rights. The purchase price allocation will be finalized upon completion of our acquisition of the Kentucky systems and receipt of appraisal reports. However, we do not believe that any adjustment resulting from the final allocation of purchase price will be material.

 (B) Eliminates gains from cable system exchanges.

 (C) Reflects the net increase in interest expense related to the retirement of approximately $178.0 million of the subordinated term loans of Insight Kentucky and the issuance of the notes.

 (D) Includes the elimination of amortization of deferred financing costs from the retirement of the subordinated term loans of Insight Kentucky and the recording of amortization of the estimated financing costs for the notes.

                             INSIGHT MIDWEST, L.P.

                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)

                              NOBLESVILLE,
                             JEFFERSONVILLE,                   INSIGHT INDIANA
                               LAFAYETTE        TCI INSIGHT        SYSTEMS
                             SYSTEMS 1/1/98       SYSTEMS          11/1/98
                                THROUGH        1/1/98 THROUGH      THROUGH                                    KENTUCKY
                                10/31/98         10/31/98          12/31/98        ADJUSTMENTS     SUBTOTAL   (AS REPORTED)*
                             --------------   --------------   --------------   -----------     --------   --------------
Revenues..................      $ 33,486         $ 80,357         $ 23,925       $      --      $137,768      $195,507
Costs & expenses:
  Programming and other
    operating costs.......         9,028           24,375            6,206              --        39,609        65,328
  Selling, general and
    administrative........         5,203           14,892            4,653              --        24,748        44,416
  Depreciation and
    amortization..........        10,790           12,223           13,998          41,158 (A)    78,169       103,514
                                --------         --------         --------       ---------      --------      --------
Operating loss............         8,465           28,867             (932)        (41,158)       (4,758)      (17,751)
Other income (expenses):
  Interest income
    (expense).............            --               --           (5,824)        (25,671)(B)   (31,495)      (45,038)
  Other income (expense)..           (27)            (159)             (64)             --          (250)        1,370
                                --------         --------         --------       ---------      --------      --------
Income (loss) before
  income taxes............         8,438           28,708           (6,820)        (66,829)      (36,503)      (61,419)
Income taxes..............            --           (9,969)              --           9,969 (C)        --        (1,971)
                                --------         --------         --------       ---------      --------      --------
Income (loss) from
  continuing operations...      $  8,438         $ 18,739         $ (6,820)      $ (56,860)     $(36,503)     $(63,390)
                                --------         --------         --------       ---------      --------      --------
                                --------         --------         --------       ---------      --------      --------


                                             KENTUCKY                     OTHER
                            ADJUSTMENTS     (AS ADJUSTED)   SUBTOTAL    ADJUSTMENTS       TOTAL
                            -----------     -------------   ---------   -----------     ---------
Revenues..................   $      --        $ 195,507     $ 333,275    $      --      $ 333,275
Costs & expenses:
  Programming and other
    operating costs.......          --           65,328       104,937           --        104,937
  Selling, general and
    administrative........          --           44,416        69,164           --         69,164
  Depreciation and
    amortization..........      18,764 (D)      122,278       200,447           --        200,447
                             ---------        ---------     ---------    ---------      ---------
Operating loss............     (18,764)         (36,515)      (41,273)          --        (41,273)
Other income (expenses):
  Interest income
    (expense).............          --          (45,038)      (76,533)      (5,519 )(E)   (82,595)
                                                                              (543 )(F)
  Other income (expense)..          --            1,370         1,120           --          1,120
                             ---------        ---------     ---------    ---------      ---------
Income (loss) before
  income taxes............     (18,764)         (80,183)     (116,686)      (6,062)      (122,748)
Income taxes..............       1,971 (C)           --            --           --             --
                             ---------        ---------     ---------    ---------      ---------
Income (loss) from
  continuing operations...   $ (16,793)       $ (80,183)    $(116,686)   $  (6,062)     $(122,748)
                             ---------        ---------     ---------    ---------      ---------
                             ---------        ---------     ---------    ---------      ---------

------------------
* The financial data of Kentucky represents the combination of the results of the TCI IPVI Systems from January 1, 1998 through April 30, 1998 and Intermedia Capital Partners VI, L.P. from April 30, 1998 through December 31, 1998. The combination of the two periods is not necessarily indicative of what the results of Intermedia Capital Partners VI, L.P. or TCI IPVI would have been for the full year.

NOTES TO PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 1998

  (A) Includes additional depreciation and amortization related to step-up in value of the Insight Indiana systems for ten months which is based upon the purchase price allocation and is calculated as follows: Step up--$245.2 million divided by five year average remaining useful life of assets multiplied by ten-twelfths. Such amortization schedule is applied based upon the relative age of the system plant, the need to invest to provide new services, the need to renew franchises, and as part of the renewals, the need to commit to invest in the system plant and for some franchises, the presence of other franchises.

  (B) Adjusts interest expense related to the following: (1) $214.5 million of contributed debt of AT&T Broadband and Internet Services at an annual interest rate of 8.2%, which is the effective interest rate of Indiana's credit facility, as if such contribution had occurred on January 1, 1998; and (2) allocated interest expense from Insight Communications Company, L.P. of approximately $8.1 million related to the Noblesville, Jeffersonville, and Lafayette systems.

  (C) No provision has been made in the accompanying financial statements for federal, state or local income taxes since income or losses of the partnership are reportable by the individual partners in their respective tax returns.

  (D) Includes additional amortization related to step-up in value of intangible assets pertaining to the Kentucky systems of $281.4 million over a period of fifteen years based upon a preliminary purchase price allocation. Such amortization schedule is applied based upon the recently rebuilt system plant coupled with the remaining attractive terms of the franchises, in addition to the lack of competition. The purchase allocation will be finalized upon completion of our acquisition of the Kentucky systems and receipt of appraisal reports. However, we do not believe that any adjustment resulting from the final allocation of purchase price will be material.

  (E) Reflects the net increase in interest expense related to the retirement of approximately $178.0 million of the subordinated term loans of Insight Kentucky and the issuance of the notes.

  (F) Includes the elimination of amortization of deferred financing costs from the retirement of the subordinated term loans of Insight Kentucky and the recording of amortization of the estimated financing costs for the notes.

                             INSIGHT MIDWEST, L.P.

                            PRO FORMA BALANCE SHEET
                                 JUNE 30, 1999
                                 (IN THOUSANDS)

                                                                 INDIANA         KENTUCKY                            KENTUCKY
                                                               (AS REPORTED)    (AS REPORTED)    ADJUSTMENTS(A)    (AS ADJUSTED)
                                                               -------------    -------------    --------------    -------------
                           ASSETS
Cash and cash equivalents...................................     $  19,998        $   4,422         $     --        $     4,422
Trade accounts receivable, net of allowance.................         4,299           13,438               --             13,438
Due from affiliates.........................................         2,900            8,143               --              8,143
Prepaid expenses & other current assets.....................         1,707            1,084               --              1,084
Fixed assets, net...........................................       135,714          250,149               --            250,149
Intangible assets, net......................................       360,593          596,441          281,441            877,882
Other Assets................................................            --            2,861               --              2,861
                                                                 ---------        ---------         --------        -----------
Total assets................................................     $ 525,211        $ 876,538         $281,441        $ 1,157,979
                                                                 ---------        ---------         --------        -----------
                                                                 ---------        ---------         --------        -----------
              LIABILITIES & PARTNERS' CAPITAL
Accounts payable............................................     $  22,506        $  19,814         $     --        $    19,814
Accrued expenses and other liabilities......................         4,764               --               --                 --
Due to affiliates...........................................         2,859            3,212               --              3,212
Interest payable............................................         5,471               --               --                 --
Accrued interest............................................            --            5,879               --              5,879
Deferred revenue............................................            --           18,876               --             18,876
Other.......................................................            --            1,206               --              1,206
Credit facilities...........................................       466,000          738,039               --            738,039
Notes offered hereby........................................            --               --               --                 --
                                                                 ---------        ---------         --------        -----------
Total liabilities...........................................       501,600          787,026               --            787,026
Partners' (deficiency)/equity...............................        23,611           89,512          281,441            370,953
                                                                 ---------        ---------         --------        -----------
                                                                 $ 525,211        $ 876,538         $281,441        $ 1,157,979
                                                                 ---------        ---------         --------        -----------
                                                                 ---------        ---------         --------        -----------

                                                                 SUB           OTHER
                                                                TOTAL       ADJUSTMENTS(B)      TOTAL
                                                              ----------    --------------    ----------
                           ASSETS
Cash and cash equivalents...................................  $   24,420      $   15,000      $   39,420
Trade accounts receivable, net of allowance.................      17,737              --          17,737
Due from affiliates.........................................      11,043              --          11,043
Prepaid expenses & other current assets.....................       2,791              --           2,791
Fixed assets, net...........................................     385,863              --         385,863
Intangible assets, net......................................   1,238,475           7,000       1,243,975
                                                                                  (1,500)
Other Assets................................................       2,861              --           2,861
                                                              ----------      ----------      ----------
Total assets................................................  $1,683,190      $   20,500      $1,703,690
                                                              ----------      ----------      ----------
                                                              ----------      ----------      ----------
              LIABILITIES & PARTNERS' CAPITAL
Accounts payable............................................  $   42,320      $       --      $   42,320
Accrued expenses and other liabilities......................       4,764              --           4,764
Due to affiliates...........................................       6,071              --           6,071
Interest payable............................................       5,471              --           5,471
Accrued interest............................................       5,879              --           5,879
Deferred revenue............................................      18,876              --          18,876
Other.......................................................       1,206              --           1,206
Credit facilities...........................................   1,204,039        (178,000)      1,026,039
Notes offered hereby........................................          --         200,000         200,000
                                                              ----------      ----------      ----------
Total liabilities...........................................   1,288,626          22,000       1,310,626
Partners' (deficiency)/equity...............................     394,564          (1,500)        393,064
                                                              ----------      ----------      ----------
                                                              $1,683,190      $   20,500      $1,703,690
                                                              ----------      ----------      ----------
                                                              ----------      ----------      ----------

NOTES TO PRO FORMA BALANCE SHEET

(A) Reflects step up in value of intangible assets of the Kentucky acquisition. The preliminary purchase price has been allocated to franchise rights. The purchase price allocation will be finalized upon completion of our acquisition of the Kentucky systems and receipt of appraisal reports. However, we do not believe that any adjustment resulting from the final allocation of purchase price will be material.

(B) Reflects the following assumptions:

    o receipt of estimated net proceeds from the notes of approximately $193.0 million;

    o repayment of the subordinated term loans of Insight Kentucky of approximately $178.0 million;

    o write-off of deferred financing costs of approximately $1.5 million associated with the retirement of the subordinated term loans of Insight Kentucky; and

    o recording of estimated deferred financing costs of approximately $7.0 million associated with the offering of the notes.